UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — February 29, 2020
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TRANE TECHNOLOGIES PLC
(Exact name of registrant as specified in its charter)
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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
170/175 Lakeview Drive
Airside Business Park
Swords Co. Dublin
Ireland
(Address of principal executive offices, including zip code)
+(353)(0)18707400
(Registrant’s phone number, including area code)

(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	TT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets
References in this Current Report on Form 8-K to the “Company,” “we” or “our” refer, prior to the name change described below, to Ingersoll-Rand plc and, after the name change, to Trane Technologies plc.
On February 29, 2020 (the "Distribution Date"), we completed the separation of our Industrial segment businesses through a spin-off of Ingersoll-Rand U.S. HoldCo, Inc. ("Ingersoll-Rand Industrial") to our shareholders of record as of February 24, 2020 on a pro rata basis (the "Distribution") and merger of Ingersoll-Rand Industrial with a wholly owned subsidiary of Ingersoll Rand Inc. (formerly known as Gardner Denver Holdings, Inc., "Gardner Denver") in a "Reverse Morris Trust" transaction (the "Transactions"). Following the completion of the Transactions, Gardner Denver was renamed Ingersoll Rand Inc. Subsequent to the closing of the Transactions, Ingersoll-Rand plc changed its name to Trane Technologies plc. Upon close of the Transactions, our existing shareholders received 50.1% of the shares of Gardner Denver on a fully diluted basis. Existing Gardner Denver shareholders retained 49.9% of the shares of Gardner Denver on a fully diluted basis. As a result of the Transactions, our shareholders entitled to receive shares of Ingersoll-Rand Industrial common stock in the Distribution received approximately 0.8824 shares of Gardner Denver common stock for each share of Ingersoll-Rand Industrial common stock they received in the Distribution. This Current Report on Form 8-K is being filed to provide unaudited pro forma consolidated financial statements for Trane Technologies plc for the fiscal years ended December 31, 2019, 2018 and 2017 giving effect to the Transactions.
After the Distribution Date, we do not beneficially own any Ingersoll-Rand Industrial shares of common stock and will no longer consolidate Ingersoll-Rand Industrial into our financial results. Beginning in the first quarter of 2020, Ingersoll-Rand Industrial's historical financial results for periods prior to the Distribution Date will be reflected in our consolidated financial statements as a discontinued operation. The unaudited pro forma consolidated financial statements of the Company giving effect to the Transactions, and the related notes thereto, are attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure
Unaudited Selected Adjusted Non-GAAP Financial Information
We use certain non-GAAP financial information to provide important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations. We have disclosed this non-GAAP financial information in our past quarterly earning releases so that investors have the same financial data that we use to make comparisons with our historical operating results and analyze our underlying performance. The non-GAAP reconciliation in Exhibit 99.2 presents selected adjusted non-GAAP financial information derived from the unaudited pro forma consolidated financial statements presented in Exhibit 99.1, which gives effect to the Transactions, as further adjusted to reflect certain non-GAAP adjustments.
The non-GAAP financial measures have been presented for informational purposes only. The non-GAAP financial measures do not purport to project our results of operations or financial condition for any period subsequent to December 31, 2019.
The information in Item 7.01 in this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.
Updated Estimates in Connection with the Transactions
The Company is providing the following estimates for the year ending December 31, 2020. Following the Transactions, the Company estimates that pension-related expenses that are classified within Other income/(expense), net will be approximately $20 million for 2020. The Company does not plan other income/(expense) items outside of pension. These items are truly "other" and not estimable in advance. The full year 2020 adjusted effective tax rate is expected to be between 19% and 20%. The Company is not updating 2020 estimates for any items provided on the Company’s January 29, 2020 earnings conference call at this time.
This Current Report on Form 8-K and the exhibits hereto include “forward-looking statements,” which are statements that are not historical facts, including statements that relate to the impact of, and transactions contemplated by, agreements entered into in connection with the Transactions. These forward-looking statements are based on the Company’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from the Company’s current expectations.

Such factors include, but are not limited to, the Company’s ability to fully realize the expected benefits of the Transactions, global economic conditions, demand for the Company’s products and services and tax law changes. Additional factors that could cause such differences can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in our other SEC filings. The Company assumes no obligation to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(b) Trane Technologies plc Unaudited Pro Forma Consolidated Financial Statements.

We are providing our unaudited pro forma consolidated statement of operations for the fiscal years ended December 31, 2019, 2018 and 2017 and the unaudited pro forma consolidated balance sheet as of December 31, 2019.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Statements.

99.2	Unaudited Selected Adjusted Non-GAAP Financial Information - for the year ended December 31, 2019 and 2018.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANE TECHNOLOGIES PLC (Registrant)

Date:	March 5, 2020	/s/ Christopher J. Kuehn
Christopher J. Kuehn, Senior Vice President and Chief Financial Officer